UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2019

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 15, 2019, Helios and Matheson Analytics Inc. (the “Company” or “us” or “we”) entered into Stock Purchase Agreements (the “Purchase Agreements”) with certain institutional investors for the issuance and sale of securities in the aggregate gross offering price of $5,433,333.34 (the “Offering”), consisting of 333,333,334 Common Units (the “Common Units”), with each Common Unit consisting of (a) one share (a “Share”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (b) a Series C Warrant to purchase one Share, (c) a Series D Warrant to purchase one Share, and (d) a Series E Warrant to purchase one Share. The Series C Warrants, the Series D Warrants, and the Series E Warrants are collectively referred to herein as the “Warrants”. The Shares and Warrants are immediately separable. The offering price per Common Unit is $0.0163.

The Offering is expected to close on or about January 16, 2019, subject to customary closing conditions. The Company intends to use the net proceeds of the Offering for working capital purposes; to redeem approximately $1.2 million of the Company’s outstanding non-convertible senior notes that we issued on October 4, 2018 and December 18, 2018; and to pay certain fees due to the placement agent and other transaction expenses. The Company estimates that the net proceeds from the Offering will be approximately $4.6 million, after deducting certain fees due to the placement agent and other estimated transaction expenses, assuming no exercise of the Warrants.

Each Series C Warrant, Series D Warrant, and Series E Warrant will be exercisable for one share of common stock at a price of, respectively, $0.0163, $0.0163, and $1.00, per share, subject to adjustment.  The Series C Warrants will be exercisable at any time on or after the six-month anniversary of issuance date until the five-year anniversary of such initial exercise date. The Series D Warrants and Series E Warrants will be exercisable at any time on or after the six-month anniversary of issuance date until the one-year anniversary of such initial exercise date.

The exercise price and number of shares of Common Stock underlying the Warrants are subject to adjustment upon the issuance by the Company of stock dividends, stock splits, and similar proportionately applied changes affecting the Company’s outstanding Common Stock. Holders of the Warrants will be entitled to any purchase rights granted to the Common Stock holders and the Company shall not enter into any fundamental transaction unless the successor entity assumes the obligations of the Company under the Warrants. Holders of the Warrants will be entitled to participate in any dividends or other distribution of the Company’s assets declared or made to holders of the Company’s Common Stock. The terms of the Warrants prohibit a holder from exercising its Warrants if doing so would result in such holder (together with its affiliates and other persons acting as a group) beneficially owning more than 4.99% or 9.99% of the outstanding shares of the Common Stock after giving effect to such exercise.

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The securities sold in the Offering were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2018 and subsequently declared effective on July 5, 2018 (File No. 333-226024). The Company filed a prospectus supplement with the SEC on January 16, 2019 in connection with the sale of the securities in the Offering.

In connection with the Offering, the placement agent will receive (i) an aggregate fee equal to 8.0% of the gross proceeds received by the Company from the sale of the securities in the Offering (except in the case of one of the purchasers with respect to which the fee will be equal to 6.0% of the gross proceeds received from such purchaser), (ii) a management fee equal to 1.0% of the gross proceeds raised in the Offering, (iii) $85,000 for certain expenses, and (iv) warrants to purchase up to 8.0% of the aggregate amount of shares of Common Stock sold in the Offering (the “Placement Agent Warrants”), or up to 26,666,667 shares of Common Stock, determined by dividing the gross proceeds of the offering by the Unit offering price. The Placement Agent Warrants will have substantially the same terms as the Series C Warrants issued to the investors in this offering, except that the Placement Agent Warrants will have an exercise price equal to $0.020375, or 125% of the offering price per share in this offering, and will be exercisable at any time on or after the six-month anniversary of issuance date until the fifth anniversary of the effective date of the offering. Palladium Capital Advisors, LLC is an independent financial advisor to the Company in connection with the Offering and will receive an advisory fee of $100,000.

The representations, warranties and covenants contained in the Purchase Agreements were made solely for the benefit of the parties to such Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreements, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing descriptions of the Purchase Agreements, the Warrants, and the Placement Agent Warrants are not complete and are qualified in their entirety by references to the full text of the Purchase Agreements, the forms of Warrants, and the form of Placement Agent Warrant which are filed hereto as exhibits 10.1, 4.1, 4.2, 4.3 and 4.4, respectively, to this report and are incorporated by reference herein.

All statements in this report that are not historical facts should be considered “Forward Looking Statements” within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the forward-looking statements can be identified by the use of words such as “believe,” “expect,” “may,” “will,” “should,” “seek,” “approximately,” “intend,” “plan,” “estimate,” “project,” “continue” or “anticipates” or similar expressions or words, or the negatives of those expressions or words. Except as otherwise required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or any other reason, after the date of this report.

The legal opinion, including the related consent, of Greenberg Traurig, LLP is filed as Exhibit 5.1 and Exhibit 23.1 to this Current Report.

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Item 8.01	Other Events.

On January 16, 2019, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Series C Warrant
4.2	Form of Series D Warrant
4.3	Form of Series E Warrant
4.4	Form of Placement Agent Warrant
5.1	Opinion of Greenberg Traurig, LLP
10.1	Form of Securities Purchase Agreement, dated as of January 15, 2019, among the Company and certain purchasers set forth in the signature page thereto
23.1	Consent of Greenberg Traurig, LLP (incorporated in Exhibit 5.1)
99.1	Press Release dated January 16, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2019

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Theodore Farnsworth
Name: Theodore Farnsworth Title: Chief Executive Officer

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